UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2016

CHINA PHARMA HOLDINGS, INC.
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(Exact name of Registrant as specified in charter)

Nevada	001-34471	73-1564807
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Second Floor, No. 17, Jinpan Road
Haikou, Hainan Province, China 570216
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86 898-6681-1730 (China)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.
Effective November 28, 2016, Arshak Davtyan, Inc. (the "Former Accountant") resigned as the independent registered public accounting firm of China Pharma Holdings, Inc., a Nevada corporation (the "Company").  The resignation is primarily a result of the business adjustment of the Former Accountant.  The Company's audit committee accepted the resignation of the Former Accountant.

The principal accountant's reports of the Former Accountant on the financial statements of the Company as of and for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period through November 28, 2016, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company's two most recent fiscal years and the subsequent interim period through November 28, 2016, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Accountant with a copy of the foregoing disclosure and requested the Former Accountant to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein.  A copy of such letter, dated December 2, 2016, furnished by the Former Accountant is filed as Exhibit 16.1 to this Form 8-K.

Effective November 28, 2016, the Company's audit committee approved the engagement of B F Borgers CPA PC ("Borgers") as the Company's new independent registered public accounting firm.

During the Company's two most recent fiscal years and the subsequent interim period through November 28, 2016, neither the Company nor anyone on its behalf consulted with Borgers regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that Borgers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1  Letter from Arshak Davtyan, Inc. dated December 2, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHINA PHARMA HOLDINGS, INC.

Date: December 2, 2016	By: /s/ Zhilin Li
Name: Zhilin Li
Title: President and Chief Executive Officer